                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      MARCH 1, 1997
                                                   ----------------


                        MICROELECTRONIC PACKAGING, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         CALIFORNIA                      0-23562               94-3142624
----------------------------            -----------         ------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)



       9350 TRADE PLACE, SAN DIEGO, CALIFORNIA                          92126
-----------------------------------------------------------------     ---------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (619) 530-1660
                                                      --------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.

          On March 1, 1997, the Board of Directors of Microelectronic Packaging, Inc. (the "Company") voted to liquidate MPM (S) Pte. Ltd. ("MPM"), one of the Company's wholly-owned Singapore subsidiaries. The Company had been attempting to conduct its multilayer packaging operations through MPM pursuant to a licensing agreement with IBM. Changing market conditions for multilayer packaging products and IBM's unwillingness to renegotiate the terms of the license agreement since the formation of MPM are the primary reasons that the Company decided to liquidate MPM.

Item 5.  Other Events.

          On March 1, 1997, the Board of Directors of the Company approved the ongoing restructuring of MPS (S) Pte. Ltd. ("MPS"), another of the Company's wholly-owned Singapore subsidiaries through which the Company conducts its pressed ceramic packaging activities. Pursuant to such ongoing restructuring, MPS may be placed under Judicial Management, as defined under Singapore law, which would give the Company the ability to organize MPS's outstanding debts. The Company anticipates that the Judicial Management process should take no longer than one hundred and eighty (180) days, if it chooses to pursue this form of restructuring.

          On February 20, 1997, the Company converted the remaining outstanding Convertible Debentures sold to Dusseldorf Securities Ltd. and various offshore investors (collectively, the "Purchasers") on October 24, 1996 and reported on a current report on Form 8-K filed with the Securities and Exchange Commission on October 28, 1996. Including the conversion of the remaining outstanding Debentures, the Purchasers have been issued an aggregate of 5,108,783 shares of the Company's Common Stock. The conversion of the outstanding Debentures and the existence and exercise of the Warrant issued to Dusseldorf Securities Ltd., as described in the current report on Form 8-K filed with the Securities and Exchange Commission on October 28, 1996, has significantly diluted and will significantly dilute both the earnings per share amounts and the ownership interests of the Company's other shareholders.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.  None.
               -------------------------------------------

          (b)  Pro Forma Financial Information.
               -------------------------------

               1. Introduction to Unaudited Pro Forma Condensed Financial Information.

               2. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996.

               3. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995.

               4. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1996.

               5. Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

          (c)  Exhibits.  The following documents are filed as an exhibit to
               --------
               this report:

          Exhibit No.  Description
          -----------  -----------

             7(b)1 Introduction to Unaudited Pro Forma Condensed Financial Information.

                                       2.

             7(b)2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996.

             7(b)3 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995.

             7(b)4 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1996.

             7(b)5 Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

             10.85     Press Release dated March 3, 1997.

                                       3.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Microelectronic Packaging, Inc.
                                      -----------------------------------
                                         (Registrant)



Date:  March 14, 1997               By /S/ Timothy Sullivan
                                      -----------------------------------
                                    Name:  Timothy Sullivan
                                    Title:  Vice President and Controller

                                       4.

                        Microelectronic Packaging, Inc.
                                 Exhibit Index
                                  to Form 8-K


Exhibit No.   Description
-----------   -----------
   7(b)1      Introduction to Unaudited Pro Forma Condensed Financial
              Information.

   7(b)2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996.

   7(b)3      Unaudited Pro Forma Condensed Consolidated Statement of
              Operations for the Year Ended December 31, 1995.

   7(b)4      Unaudited Pro Forma Condensed Consolidated Statement of
              Operations for the Nine Months Ended September 30, 1996.

   7(b)5     Notes to Unaudited Pro Forma Condensed Consolidated
             Financial Information.

   10.85     Press Release dated March 3, 1997
